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                                                                     EXHIBIT 4.1

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                                    UROQUEST
                         MEDICAL CORPORATION

[UMC NUMBER SEAL]                                                  [SHARES SEAL]

INCORPORATED UNDER THE LAWS OF               SEE REVERSE FOR STATEMENTS RELATING
    THE STATE OF DELAWARE                          TO RIGHTS, PREFERENCES,
                                             PRIVILEGES AND RESTRICTIONS IF ANY

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This Certifies that                                            CUSIP 917285 10 8





is the owner of

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FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE,
                                       OF

-----===================  UROQUEST MEDICAL CORPORATION  ===================-----

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                 [UROQUEST MEDICAL CORPORATION CORPORATE SEAL]

        /s/ Gregory S. Ayers                            /s/ Eric B. Hale
        --------------------                            ----------------
     CHIEF FINANCIAL OFFICER AND                         PRESIDENT AND
         ASSISTANT SECRETARY                        CHIEF EXECUTIVE OFFICER

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           (C) SECURITY-COLUMBIAN     UNITED STATES BANK NOTE CORPORATION

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COUNTERSIGNED AND REGISTERED:
     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
               TRANSFER AGENT AND REGISTRAR

BY


                         AUTHORIZED SIGNATURE
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     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of survivorship and not as tenants in common


UNIF GIFT MIN ACT -- ________________________ Custodian ________________________
                              (Cust)                            (Minor)
                     under Uniform Gifts to Minors
                     Act _______________________________________________________
                                                 (State)
UNIF TRF MIN ACT --  __________________ Custodian (until age __________________)
                           (Cust)
                     ___________________________________ under Uniform Transfers
                                   (Minor)
                     to Minors Act _____________________________________________
                                                      (State)


     Additional abbreviations may also be used though not in the above list.



     FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
__________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________



                                        X ______________________________________


                                        X ______________________________________
                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.


Signature(s) Guaranteed




By __________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.